Exhibit 99.1

AMEDISYS REPORTS THIRD QUARTER 2023 FINANCIAL RESULTS

BATON ROUGE, Louisiana (October 24, 2023) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and nine-month periods ended September 30, 2023.
Three-Month Periods Ended September 30, 2023 and 2022

◦Net service revenue decreased $1.8 million to $556.2 million compared to $558.0 million in 2022. Prior year included $16.6 million of net service revenue from our personal care business which was divested on March 31, 2023.
◦Net income attributable to Amedisys, Inc. of $26.0 million compared to $25.6 million in 2022.
◦Net income attributable to Amedisys, Inc. per diluted share of $0.79 compared to $0.79 in 2022.

Adjusted Quarterly Results*

•Adjusted EBITDA of $57.9 million compared to $61.5 million in 2022.
•Adjusted net service revenue of $556.2 million compared to $558.9 million in 2022. Prior year included $16.6 million of adjusted net service revenue from our personal care business which was divested on March 31, 2023.
•Adjusted net income attributable to Amedisys, Inc. of $32.2 million compared to $37.4 million in 2022.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.98 compared to $1.15 in 2022.

Nine-Month Periods Ended September 30, 2023 and 2022

◦Net service revenue increased $4.5 million to $1,665.6 million compared to $1,661.1 million in 2022. Prior year included $30.5 million of incremental net service revenue from our personal care business which was divested on March 31, 2023.
◦Net loss attributable to Amedisys, Inc. of $29.1 million, which is inclusive of $131.2 million in costs associated with our merger transactions, compared to net income attributable to Amedisys, Inc. of $86.9 million in 2022.
◦Net loss attributable to Amedisys, Inc. per diluted share of $0.89 compared to net income attributable to Amedisys, Inc. per diluted share of $2.66 in 2022.

Adjusted Year to Date Results*

•Adjusted EBITDA of $190.4 million compared to $202.2 million in 2022.
•Adjusted net service revenue of $1,665.6 million compared to $1,670.4 million in 2022. Prior year included $30.5 million of incremental adjusted net service revenue from our personal care business which was divested on March 31, 2023.
•Adjusted net income attributable to Amedisys, Inc. of $109.8 million compared to $125.5 million in 2022.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $3.36 compared to $3.84 in 2022.

* See pages 2 and 14 - 16 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.
The supplemental slides provided in connection with the third quarter 2023 earnings release can be found on the Investor Relations page of our website. In light of the pending merger of the Company with UnitedHealth Group Incorporated, Amedisys will not conduct a quarterly earnings call to discuss the third quarter results.

Non-GAAP Financial Measures
This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income (loss) attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income (loss) attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share calculated in accordance with GAAP excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.
Additional Information
Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice and high acuity care services. Amedisys is focused on delivering the care that is best for our patients, whether that is in-patient hospital, palliative and skilled nursing facility ("SNF") care in their homes, home-based recovery and rehabilitation after an operation or injury, care focused on empowering our patients to manage a chronic disease or hospice care at the end of life. More than 3,000 hospitals and 102,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 18,600 employees in 521 care centers within 37 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 455,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.
We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.
Forward-Looking Statements
When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “will,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to, the following: disruption from the proposed merger with UnitedHealth Group with patient, payor, provider, referral source, supplier or management and employee relationships; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with UnitedHealth Group or the inability to complete the proposed transaction on the anticipated terms and timetable; the risk that necessary regulatory approvals for the proposed merger with UnitedHealth Group are delayed, are not obtained or are obtained subject to conditions that are not anticipated; the failure of the conditions to the proposed merger to be satisfied; the costs related to the proposed transaction; the diversion of management time on merger-related issues; the risk that termination fees may be payable by the Company in the event that the merger agreement is terminated under certain circumstances; reputational risk related to the proposed merger; the risk of litigation or regulatory action related to the proposed merger; changes in Medicare and other medical payment levels; changes in payments and covered services by federal and state governments; future cost containment initiatives undertaken by third-party payors; changes in the episodic versus non-episodic mix of our payors, the case mix of our patients and payment methodologies; staffing shortages driven by the competitive labor market; our ability to attract and retain qualified personnel; competition in the healthcare industry; our ability to maintain or establish new patient referral sources; changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis; the impact of the novel coronavirus pandemic ("COVID-19") on our business, financial condition and results of operations; changes in estimates and judgments associated with critical accounting policies; our ability to consistently provide high-quality care; our ability to keep our patients and employees safe; our access to financing; our ability to meet debt service requirements and comply with covenants in debt agreements; business disruptions due to natural or man-made disasters, climate change or acts of terrorism, widespread protests or civil unrest; our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively; our ability to realize the anticipated benefits of acquisitions, investments and joint ventures; our ability to integrate, manage and keep our information systems secure; the impact of inflation; and changes in laws or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.
Contact:    Investor Contact:                Media Contact:
Amedisys, Inc.                    Amedisys, Inc.
        Nick Muscato                    Kendra Kimmons
        Chief Strategy Officer             Vice President, Marketing & Communications
    (615) 928- 5452                    (225) 299-3720
        IR@amedisys.com             kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)
(Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2023	2022	2023	2022
Net service revenue	$556,237	$557,988	$1,665,594	$1,661,135
Operating expenses:
Cost of service, inclusive of depreciation	311,628	322,227	924,093	943,258
General and administrative expenses:
Salaries and benefits	129,083	125,550	380,926	376,788
Non-cash compensation	6,612	3,495	18,968	15,990
Merger-related expenses	4,980	—	25,151	—
Depreciation and amortization	4,436	5,477	13,604	19,705
Investment impairment	—	3,009	—	3,009
Other	57,287	59,299	180,467	167,851
Total operating expenses	514,026	519,057	1,543,209	1,526,601
Operating income	42,211	38,931	122,385	134,534
Other income (expense):
Interest income	1,304	59	2,452	108
Interest expense	(8,021)	(4,963)	(23,040)	(16,447)
Equity in earnings (loss) from equity method investments	1,252	302	9,366	(442)
Merger termination fee	—	—	(106,000)	—
Miscellaneous, net	1,201	491	5,262	1,155
Total other expense, net	(4,264)	(4,111)	(111,960)	(15,626)
Income before income taxes	37,947	34,820	10,425	118,908
Income tax expense	(12,331)	(9,417)	(40,381)	(32,755)
Net income (loss)	25,616	25,403	(29,956)	86,153
Net loss attributable to noncontrolling interests	344	239	887	739
Net income (loss) attributable to Amedisys, Inc.	$25,960	$25,642	$(29,069)	$86,892
Basic earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.80	$0.79	$(0.89)	$2.67
Weighted average shares outstanding	32,624	32,482	32,587	32,519
Diluted earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.79	$0.79	$(0.89)	$2.66
Weighted average shares outstanding	32,831	32,616	32,587	32,680

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)

	September 30, 2023 (unaudited)	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$78,112	$40,540
Restricted cash	15,904	13,593
Patient accounts receivable	319,580	296,785
Prepaid expenses	20,534	11,628
Other current assets	33,097	26,415
Total current assets	467,227	388,961
Property and equipment, net of accumulated depreciation of $93,909 and $101,364	39,631	16,026
Operating lease right of use assets	87,834	102,856
Goodwill	1,244,679	1,287,399
Intangible assets, net of accumulated amortization of $12,838 and $14,604	103,634	101,167
Other assets	84,412	79,836
Total assets	$2,027,417	$1,976,245
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$34,555	$43,735
Payroll and employee benefits	126,989	125,387
Accrued expenses	139,100	137,390
Termination fee paid by UnitedHealth Group	106,000	—
Current portion of long-term obligations	35,364	15,496
Current portion of operating lease liabilities	26,111	33,521
Total current liabilities	468,119	355,529
Long-term obligations, less current portion	366,853	419,420
Operating lease liabilities, less current portion	61,878	69,504
Deferred income tax liabilities	35,398	20,411
Other long-term obligations	1,651	4,808
Total liabilities	933,899	869,672
Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 38,065,853 and 37,891,186 shares issued; 32,633,599 and 32,511,465 shares outstanding	38	38
Additional paid-in capital	776,880	755,063
Treasury stock, at cost, 5,432,254 and 5,379,721 shares of common stock	(465,613)	(461,200)
Retained earnings	728,603	757,672
Total Amedisys, Inc. stockholders’ equity	1,039,908	1,051,573
Noncontrolling interests	53,610	55,000
Total equity	1,093,518	1,106,573
Total liabilities and equity	$2,027,417	$1,976,245

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING
(Amounts in thousands, except statistical information)
(Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2023	2022	2023	2022
Cash Flows from Operating Activities:
Net income (loss)	$25,616	$25,403	$(29,956)	$86,153
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization (inclusive of depreciation included in cost of service)	6,063	5,477	17,956	19,705
Non-cash compensation	7,243	3,495	19,624	15,990
Amortization and impairment of operating lease right of use assets	8,456	12,319	25,427	34,782
(Gain) loss on disposal of property and equipment	(10)	(24)	346	507
Loss on personal care divestiture	—	—	2,186	—
Merger termination fee	—	—	106,000	—
Deferred income taxes	7,313	13,028	15,417	19,031
Equity in (earnings) loss from equity method investments	(1,252)	(302)	(9,366)	442
Amortization of deferred debt issuance costs	248	248	743	743
Return on equity method investments	1,556	1,370	4,309	3,798
Investment impairment	—	3,009	—	3,009
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(40,796)	3,078	(32,934)	(18,266)
Other current assets	(17,123)	(15,461)	(15,434)	(19,929)
Operating lease right of use assets	(866)	(661)	(2,803)	(2,323)
Other assets	29	63	273	283
Accounts payable	(4,108)	1,388	(8,839)	5,886
Accrued expenses	5,565	(56,319)	10,340	(26,790)
Other long-term obligations	23	466	(3,156)	243
Operating lease liabilities	(7,800)	(10,207)	(23,256)	(30,864)
Net cash (used in) provided by operating activities	(9,843)	(13,630)	76,877	92,400
Cash Flows from Investing Activities:
Proceeds from the sale of deferred compensation plan assets	—	61	25	89
Proceeds from the sale of property and equipment	—	29	100	66
Purchases of property and equipment	(984)	(1,556)	(3,728)	(4,338)
Investments in technology assets	(214)	(289)	(6,881)	(848)
Investment in equity method investee	—	(637)	—	(637)
Purchase of cost method investment	—	—	—	(15,000)
Return of investment	150	—	150	—
Proceeds from personal care divestiture	—	—	47,787	—
Acquisitions of businesses, net of cash acquired	—	1,359	(350)	(71,952)
Net cash (used in) provided by investing activities	(1,048)	(1,033)	37,103	(92,620)
Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	25	306	100	1,078
Proceeds from issuance of stock under employee stock purchase plan	848	966	2,602	2,857
Shares withheld to pay taxes on non-cash compensation	(925)	(3,187)	(4,413)	(7,949)
Noncontrolling interest contributions	856	1,148	1,232	2,100
Noncontrolling interest distributions	(902)	(450)	(1,614)	(1,425)
Proceeds from sale of noncontrolling interest	—	3,941	—	3,941
Proceeds from borrowings under revolving line of credit	—	185,500	23,000	484,000
Repayments of borrowings under revolving line of credit	—	(182,000)	(23,000)	(465,500)
Principal payments of long-term obligations	(6,120)	(3,151)	(67,113)	(10,126)
Purchase of company stock	—	—	—	(17,351)
Payment of accrued contingent consideration	(36)	(5,714)	(4,091)	(5,714)
Purchase of noncontrolling interest	—	—	(800)	—
Net cash used in financing activities	(6,254)	(2,641)	(74,097)	(14,089)
Net (decrease) increase in cash, cash equivalents and restricted cash	(17,145)	(17,304)	39,883	(14,309)
Cash, cash equivalents and restricted cash at beginning of period	111,161	48,764	54,133	45,769
Cash, cash equivalents and restricted cash at end of period	$94,016	$31,460	$94,016	$31,460

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2023	2022	2023	2022
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$6,756	$4,664	$19,787	$9,153
Cash paid for Infinity ZPIC interest	$—	$11,544	$—	$11,544
Cash paid for income taxes, net of refunds received	$8,498	$605	$24,318	$23,582
Cash paid for operating lease liabilities	$8,665	$10,868	$26,059	$33,187
Cash paid for finance lease liabilities	$3,141	$339	$8,462	$1,074
Supplemental Disclosures of Non-Cash Activity:
Right of use assets obtained in exchange for operating lease liabilities	$10,459	$10,390	$25,261	$36,980
Right of use assets obtained in exchange for finance lease liabilities	$7,020	$530	$34,964	$1,846
Reductions to right of use assets resulting from reductions to operating lease liabilities	$—	$624	$15,135	$3,387
Reductions to right of use assets resulting from reductions to finance lease liabilities	$315	$564	$1,209	$564
Accrued contingent consideration	$—	$—	$—	$19,195
Noncontrolling interest contribution	$—	$—	$—	$8,900
Days revenue outstanding (1)	49.8	47.3	49.8	47.3

(1) Our calculation of days revenue outstanding at September 30, 2023 and 2022 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended September 30, 2023 and 2022, respectively.

AMEDISYS, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Amounts in millions, except statistical information)
(Unaudited)
Segment Information - Home Health

	For the Three-Month Periods Ended September 30,
	2023	2022
Financial Information (in millions) (6):
Medicare	$217.9	$225.6
Non-Medicare	133.7	113.6
Net service revenue	351.6	339.2
Cost of service, inclusive of depreciation	201.6	196.7
Gross margin	150.0	142.5
General and administrative expenses	91.4	89.1
Depreciation and amortization	1.8	0.9
Operating income	$56.8	$52.5
Same Store Growth(1):
Medicare revenue	(2%)	(6%)
Non-Medicare revenue	17%	(1%)
Total admissions	4%	5%
Total volume(2)	3%	1%
Key Statistical Data - Total(3)(6):
Admissions	98,527	95,566
Recertifications	45,693	45,098
Total volume	144,220	140,664

Medicare completed episodes	72,714	76,334
Average Medicare revenue per completed episode(4)	$3,015	$2,992
Medicare visits per completed episode(5)	12.4	12.7

Visiting clinician cost per visit	$105.06	$101.33
Clinical manager cost per visit	11.98	11.44
Total cost per visit	$117.04	$112.77
Visits	1,723,289	1,744,385

	For the Nine-Month Periods Ended September 30,
	2023	2022
Financial Information (in millions) (6):
Medicare	$653.1	$671.7
Non-Medicare	391.6	345.1
Net service revenue	1,044.7	1,016.8
Cost of service, inclusive of depreciation	593.1	576.6
Gross margin	451.6	440.2
General and administrative expenses	270.5	261.1
Depreciation and amortization	4.3	3.3
Operating income	$176.8	$175.8
Same Store Growth(1):
Medicare revenue	(3%)	(5%)
Non-Medicare revenue	13%	—%
Total admissions	5%	2%
Total volume(2)	3%	—%
Key Statistical Data - Total(3)(6):
Admissions	297,943	281,393
Recertifications	134,826	133,775
Total volume	432,769	415,168

Medicare completed episodes	221,125	229,098
Average Medicare revenue per completed episode(4)	$2,998	$3,019
Medicare visits per completed episode(5)	12.4	13.0

Visiting clinician cost per visit	$101.55	$98.72
Clinical manager cost per visit	11.41	10.99
Total cost per visit	$112.96	$109.71
Visits	5,250,944	5,256,207
(1)Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total volume includes all admissions and recertifications.
(3)Total includes acquisitions, startups and de novos.
(4)Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care. Average Medicare revenue per completed episode reflects the suspension of sequestration at 2% and 1% for the three-month periods ended March 31, 2022 and June 30, 2022, respectively, and the reinstatement of sequestration at 2% effective July 1, 2022.
(5)Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.
(6)Prior year has been recast to conform to the current year presentation.

Segment Information - Hospice

	For the Three-Month Periods Ended September 30,
	2023	2022
Financial Information (in millions):
Medicare	$188.9	$187.8
Non-Medicare	11.3	10.9
Net service revenue	200.2	198.7
Cost of service, inclusive of depreciation	104.2	109.4
Gross margin	96.0	89.3
General and administrative expenses	48.4	49.1
Depreciation and amortization	0.8	0.5
Operating income	$46.8	$39.7
Same Store Growth(1):
Medicare revenue	1%	—%
Hospice admissions	(6%)	(3%)
Average daily census	(2%)	1%
Key Statistical Data - Total(2):
Hospice admissions	11,968	12,782
Average daily census	12,943	13,314
Revenue per day, net	$168.11	$162.24
Cost of service per day	$87.48	$89.36
Average discharge length of stay	94	92

	For the Nine-Month Periods Ended September 30,
	2023	2022
Financial Information (in millions):
Medicare	$559.8	$557.8
Non-Medicare	33.0	32.4
Net service revenue	592.8	590.2
Cost of service, inclusive of depreciation	304.4	323.2
Gross margin	288.4	267.0
General and administrative expenses	144.1	152.1
Depreciation and amortization	2.2	1.7
Operating income	$142.1	$113.2
Same Store Growth(1):
Medicare revenue	—%	—%
Hospice admissions	(6%)	1%
Average daily census	(2%)	(1%)
Key Statistical Data - Total(2):
Hospice admissions	37,361	40,027
Average daily census	12,864	13,163
Revenue per day, net	$168.80	$164.24
Cost of service per day	$86.66	$89.94
Average discharge length of stay	91	90
(1)Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total includes acquisitions and de novos.

Segment Information - Personal Care (1)

	For the Three-Month Periods Ended September 30,
	2023	2022
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	—	16.6
Net service revenue	—	16.6
Cost of service, inclusive of depreciation	—	12.2
Gross margin	—	4.4
General and administrative expenses	—	2.4
Depreciation and amortization	—	—
Operating income	$—	$2.0
Key Statistical Data - Total:
Billable hours	—	474,365
Clients served	—	7,771
Shifts	—	202,638
Revenue per hour	$—	$34.98
Revenue per shift	$—	$81.89
Hours per shift	—	2.3

	For the Nine-Month Periods Ended September 30,
	2023	2022
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	15.0	45.5
Net service revenue	15.0	45.5
Cost of service, inclusive of depreciation	11.1	34.5
Gross margin	3.9	11.0
General and administrative expenses	2.3	6.8
Depreciation and amortization	—	0.1
Operating income	$1.6	$4.1
Key Statistical Data - Total:
Billable hours	440,464	1,397,919
Clients served	7,892	9,530
Shifts	191,379	598,376
Revenue per hour	$33.97	$32.53
Revenue per shift	$78.19	$76.00
Hours per shift	2.3	2.3
(1) We completed the sale of our personal care business on March 31, 2023.

Segment Information - High Acuity Care

	For the Three-Month Periods Ended September 30,
	2023	2022
Financial Information (in millions) (1):
Medicare	$—	$—
Non-Medicare	4.4	3.5
Net service revenue	4.4	3.5
Cost of service, inclusive of depreciation	5.8	3.9
Gross margin	(1.4)	(0.4)
General and administrative expenses	5.3	5.2
Depreciation and amortization	0.7	0.8
Investment impairment	—	3.0
Operating loss	$(7.4)	$(9.4)
Key Statistical Data - Total:
Full risk admissions	150	130
Limited risk admissions	430	300
Total admissions	580	430

Full risk revenue per episode	$10,168	$11,615
Limited risk revenue per episode	$6,242	$5,580

Number of admitting joint venture markets	11	8

	For the Nine-Month Periods Ended September 30,
	2023	2022
Financial Information (in millions) (1):
Medicare	$—	$—
Non-Medicare	13.1	8.6
Net service revenue	13.1	8.6
Cost of service, inclusive of depreciation	15.5	9.0
Gross margin	(2.4)	(0.4)
General and administrative expenses	15.0	14.6
Depreciation and amortization	2.3	2.4
Investment impairment	—	3.0
Operating loss	$(19.7)	$(20.4)
Key Statistical Data - Total:
Full risk admissions	468	339
Limited risk admissions	1,263	768
Total admissions	1,731	1,107

Full risk revenue per episode	$10,783	$11,018
Limited risk revenue per episode	$5,881	$5,556

Number of admitting joint venture markets	11	8
(1)Prior year has been recast to conform to the current year presentation.

Segment Information - Corporate

	For the Three-Month Periods Ended September 30,
	2023	2022
Financial Information (in millions) (1):
General and administrative expenses	$52.9	$42.6
Depreciation and amortization	1.1	3.3
Total operating expenses	$54.0	$45.9

	For the Nine-Month Periods Ended September 30,
	2023	2022
Financial Information (in millions) (1):
General and administrative expenses	$173.6	$126.0
Depreciation and amortization	4.8	12.2
Total operating expenses	$178.4	$138.2
(1)Prior year has been recast to conform to the current year presentation.

AMEDISYS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
(Amounts in thousands)
(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2023	2022	2023	2022
Net income (loss) attributable to Amedisys, Inc.	$25,960	$25,642	$(29,069)	$86,892
Add:
Income tax expense	12,331	9,417	40,381	32,755
Interest expense, net	6,717	4,904	20,588	16,339
Depreciation and amortization	6,063	5,477	17,956	19,705
Certain items(1)	6,807	15,861	140,498	50,920
Interest component of certain items(1)	—	207	—	(4,445)
Adjusted EBITDA(2)(6)	$57,878	$61,508	$190,354	$202,166

Adjusted Net Service Revenue Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2023	2022	2023	2022
Net service revenue	$556,237	$557,988	$1,665,594	$1,661,135
Add:
Certain items(1)	—	931	—	9,305
Adjusted net service revenue(3) (6)	$556,237	$558,919	$1,665,594	$1,670,440

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2023	2022	2023	2022
Net income (loss) attributable to Amedisys, Inc.	$25,960	$25,642	$(29,069)	$86,892
Add:
Certain items(1)	6,242	11,740	138,884	38,587
Adjusted net income attributable to Amedisys, Inc.(4)(6)	$32,202	$37,382	$109,815	$125,479

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2023	2022	2023	2022
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.79	$0.79	$(0.89)	$2.66
Add:
Certain items(1)	0.19	0.36	4.25	1.18
Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share(5)(6)	$0.98	$1.15	$3.36	$3.84

(1)    The following details the certain items for the three and nine-month periods ended September 30, 2023 and 2022:

Certain Items (in thousands):

	For the Three-Month Periods Ended September 30, 2023	For the Nine-Month Periods Ended September 30, 2023
	(Income) Expense	(Income) Expense
Certain Items Impacting Cost of Service, Inclusive of Depreciation:
Clinical optimization and reorganization costs	$282	$396
Certain Items Impacting General and Administrative Expenses:
Acquisition and integration costs	338	3,106
CEO transition	1,094	5,279
Merger-related expenses	4,980	25,151
Clinical optimization and reorganization costs	466	4,203
Personal care divestiture	—	525
Certain Items Impacting Total Other Income (Expense):
Other (income) expense, net (includes $106,000 merger termination fee)	(353)	101,838
Total	$6,807	$140,498
Net of tax	$6,242	$138,884
Diluted EPS	$0.19	$4.25

	For the Three-Month Periods Ended September 30, 2022	For the Nine-Month Periods Ended September 30, 2022
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$931	$9,305
Certain Items Impacting Cost of Service:
COVID-19 costs	1,701	7,237
Clinical optimization and reorganization costs	1,154	1,349
Fuel supplement	1,962	3,315
Integration costs	311	1,712
Certain Items Impacting General and Administrative Expenses:
Acquisition and integration costs	3,154	9,855
COVID-19 costs	159	396
CEO transition	—	3,500
Legal fees - non-routine	—	241
Clinical optimization and reorganization costs	2,676	3,545
Legal settlement	—	(1,058)
Fuel supplement	218	218
Investment impairment	3,009	3,009
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	(207)	4,445
Other expense, net	793	3,851
Total	$15,861	$50,920
Net of tax	$11,740	$38,587
Diluted EPS	$0.36	$1.18

(2) Adjusted EBITDA is defined as net income (loss) attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.
(3) Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.
(4)    Adjusted net income attributable to Amedisys, Inc. is defined as net income (loss) attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.

(5)    Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(6)    Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.